                                                                 Exhibit 10.3.1

                                AMENDMENT NO. 1

                                       TO

                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT



                 THIS AMENDMENT NO. 1 ("Amendment") is entered into as of June 16, 1995, by and among TELXON CORPORATION ("Telxon"), a corporation organized under the laws of the State of Delaware, THE RETAIL TECHNOLOGY GROUP, INC. ("Retail"), a corporation organized under the laws of the State of Delaware, TELETRANSACTION, INC. ("Teletransaction"), a corporation organized under the laws of the State of Delaware, ITRONIX CORPORATION ("Itronix"), a corporation organized under the laws of the State of Washington, MICROOFFICE SYSTEMS TECHNOLOGY, INC. ("MicroOffice"), a corporation organized under the laws of the State of Delaware, PTC AIRCO, INC. ("PTC"), a corporation organized under the laws of the State of Delaware (Telxon, Retail, Teletransaction, Itronix, MicroOffice and PTC., each a "Borrower" and, jointly and severally, the "Borrowers"), the undersigned financial institutions (collectively the "Lenders") and THE BANK OF NEW YORK COMMERCIAL CORPORATION ("BNYCC"), a corporation organized under the laws of the State of New York, as agent for Lenders (BNYCC in such capacity, the "Agent").


                                   BACKGROUND
                                   ----------

                 Borrowers, Lenders and Agent are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of March 31, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

                 Borrowers have requested that Agent and Lenders amend the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

                 NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.





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                 2.       AMENDMENT TO LOAN AGREEMENT.  Subject to satisfaction
of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                 (a) The following definitions in Section 1.2 of the Loan Agreement are hereby amended in their entirety to provide as follows:

                          "ADVANCES" shall mean and include the Revolving
Advances, the Alternate Currency Advances, Letters of Credit, the Term Loan and Foreign Exchange Obligations.

                          "REVOLVING ADVANCES" shall mean Advances made other
than Letters of Credit, the Term Loan and Foreign Exchange Obligations.

                 (b)      The following defined terms are hereby added to
Section 2.1 of the Loan Agreement in their appropriate alphabetical order:

                          "FOREIGN EXCHANGE CONTRACTS" shall have the meaning
set forth in Section 2.15 hereof.

                          "FOREIGN EXCHANGE OBLIGATIONS" shall have the meaning
set forth in Section 2.15 hereof.

                          "FX RESERVE" shall have the meaning set forth in
Section 2.15 hereof.

                          "MAXIMUM FOREIGN EXCHANGE FACILITY" shall have the
meaning set forth in Section 2.15 hereof.

                 (c) The phrase "excluding work in process," in the definition of Eligible Inventory is hereby deleted.

                 (d) Section 2.1(a) of the Loan Agreement is hereby amended in its entirety to provide as follows:

                 "2.1(a) REVOLVING ADVANCES. Subject to the terms and conditions set forth in this Agreement, each Lender, severally and not jointly, will from time to time upon Telxon's request, make Revolving Advances to the Borrowers in aggregate amounts outstanding at any time not greater than such Lender's Commitment Percentage of the lesser of (I) the Maximum Revolving Advance Amount less the sum of (x) the aggregate amount of outstanding Letters of Credit (y) the Dollar Equivalent of Alternate Currency Advances and (z) the F/X Reserve or (II) an amount equal to the sum of:

                          (i)      up to 85%, subject to the provisions of
                          Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables less such reserves as Agent may reasonably deem proper and necessary,plus





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                          (ii)     up to the lesser of (x) $15,000,000 or (y)
                          up to 30%, subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate") of the value of Eligible Inventory less such reserves as Agent may reasonably deem proper and necessary (the Receivables Advance Rate and Inventory Advance Rate shall be referred to collectively as the "Advance Rates"),minus

                          (iii)  the aggregate amount of outstanding Letters of
Credit, minus

                          (iv)      the Dollar Equivalent of the aggregate
amount of outstanding Alternate Currency Advances, minus

                          (v)     the F/X Reserve.

                 The sum of the amounts derived from Sections 2.1(a)(II)(i) plus (ii) minus (v) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by the secured promissory note substantially in the form attached hereto as Exhibit 2.1(a)."

                 (e) A new Section 2.15 is hereby added to the Loan Agreement which provides as follows:

                          "2.15 FOREIGN EXCHANGE CONTRACTS.  (a) Subject to the
                 terms and conditions hereof, Telxon, on behalf of any Borrower, may, from time to time, request and Agent may, in its sole discretion, purchase or arrange for the purchase of foreign currency for delivery immediately or at some future date (the contracts for such purchases being hereinafter referred to as "Foreign Exchange Contracts"); provided, however, that the aggregate outstanding face amount of all Foreign Exchange Contracts ("Foreign Exchange Obligations") shall at no time exceed $5,000,000 ("Maximum Foreign Exchange Facility") and the aggregate settlement amount of all Foreign Exchange Contracts shall not exceed $1,000,000 on any day; further provided, however, that Agent will not be required to enter into or arrange for Foreign Exchange Contracts to the extent that such Foreign Exchange Contract would expire after the last day of the Term. All Foreign Exchange Contracts entered into by Agent upon Telxon's request shall be for Borrowers' exclusive account and Borrowers will reimburse Agent for all costs, expenses, service charges, fees and commissions incurred in connection therewith (including the cost of purchasing the foreign currency). All amounts payable by Borrowers under this Section 2.15 may be charged to Borrowers' account. If, as of a date on which foreign currency is to be delivered, Telxon has not instructed Agent as to where





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                 such currency is to be transferred or if on such date
                 Borrowers are in default under this Agreement, Agent may, in its discretion, sell or arrange for the sale of the foreign currency to any third party and charge Borrowers' account for the difference between the cost quoted to Telxon for purchasing the foreign currency and the price Agent (or its nominee) obtains in selling the foreign currency. Agent (or its nominee) shall not hold the foreign currency beyond the designated delivery date. Borrowers acknowledge and agree that the cost of purchasing foreign currency from Agent may be greater than Agent's cost. Borrowers shall indemnify and hold Agent harmless from all losses, liabilities and expenses (including attorneys' fees) incurred by Agent as a result of or arising from any foreign currency transaction that Agent institutes at Telxon's request. Borrowers shall be bound by the regulations and rules of Agent and of any bank or other financial institution through which Agent purchases Foreign Exchange Contracts and Borrowers agree that neither Agent nor any bank or its correspondents which purchase Foreign Exchange Contracts shall be liable for any error, negligence and/or mistake, whether of omission or commission, in purchasing or failing to purchase Foreign Exchange Contracts. Agent may from time to time establish such reserves (the "FX Reserve") against availability under Section 2.1(a)(II) in connection with the purchase of Foreign Exchange Contracts as Agent deems appropriate. The FX Reserve shall mean an amount initially equal to $500,000 which amount may, in the exercise by Agent of its sole discretion (and without any obligation to do so), be (i) decreased at any time or from time or (ii) increased at any time or from time to time by an amount equal to the difference between exchange exposure of Agent under the Foreign Exchange Contracts and the amount of the FX Reserve in existence at such time."

                 (f) Section 7.4(g) of the Loan Agreement is hereby amended in its entirety to provide as follows:

                 "(g) investments made in the ordinary course of business to developers and marketers of emerging technology or in developing markets and to acquire licenses of such technology provided that the aggregate outstanding amount of such investments together with loans permitted by Section 7.5(d) does not exceed $10,000,000 at any time and"

                 (g) Sections 7.5(d) and (e) of the Loan Agreement are hereby amended in their entirety to provide as follows:

                 "(d) loans after the Closing Date in the ordinary course of business to developers and marketers of





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                 emerging technology or in developing markets and to acquire licenses of such technology provided that the aggregate outstanding amount of such loans together with investments permitted by Section 7.4(g) does not exceed $10,000,000 at any time, (e) loans to employees in the ordinary course of business provided that the aggregate amount of such loans does not exceed $3,000,000 at any time and"

                 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent:
Agent shall have received six (6) copies of this Amendment executed by Borrowers and Lenders and consented and agreed to by Guarantors, and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

                 4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represents and warrants as follows:

                          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                          (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                          (d)     Borrowers have no defense, counterclaim or
offset with respect to the Loan Agreement.

                 5.       EFFECT ON THE LOAN AGREEMENT.

                 (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                 (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.





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                 (c)      The execution, delivery and effectiveness of this
Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                 6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                 8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                             TELXON CORPORATION

                                             By: /s/ Kenneth W. Haver
                                                 ------------------------------
                                                 Name: Kenneth W. Haver
                                                 Title: Sr. V.P. and C.F.O.
                                                 3330 West Market Street
                                                 Akron, Ohio  44333


                                             THE RETAIL TECHNOLOGY GROUP, INC.


                                             By: /s/ Kenneth W. Haver
                                                ------------------------------
                                                Name: Kenneth W. Haver
                                                Title: Treasurer
                                                3330 West Market Street
                                                Akron, Ohio  44333


                                             TELETRANSACTION, INC.


                                             By: /s/ Kenneth W. Haver
                                                ------------------------------
                                                Name: Kenneth W. Haver
                                                Title: Treasurer
                                                3330 West Market Street
                                                Akron, Ohio  44333


                      (SIGNATURES CONTINUED ON NEXT PAGE)





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                                    ITRONIX CORPORATION


                                      By: /s/ Kenneth W. Haver
                                         -------------------------------
                                         Name: Kenneth W. Haver
                                         Title: Treasurer
                                         South 801 Stevens
                                         Spokane, WA  99204


                                    MICROOFFICE SYSTEMS TECHNOLOGY, INC.


                                      By: /s/ Kenneth W. Haver
                                         -------------------------------
                                         Name: Kenneth W. Haver
                                         Title:  V.P., Finance and Treasurer
                                         3330 West Market Street
                                         Akron, Ohio  44333


                                    PTC AIRCO, INC.


                                      By: /s/ Kenneth W. Haver
                                         ------------------------------
                                         Name: Kenneth W. Haver
                                         Title: Treasurer
                                         3330 West Market Street
                                         Akron, Ohio  44333


                                    THE BANK OF NEW YORK COMMERCIAL
                                    CORPORATION, as Lender and as Agent

                                      By: /s/ Daniel J. Murray
                                         --------------------------------
                                         Daniel J. Murray, Vice President
                                         1290 Avenue of the Americas
                                         New York, New York 10104

                                      COMMITMENT PERCENTAGE:  50%


                                    BANKAMERICA BUSINESS CREDIT, INC.,
                                    as Lender

                                      By: /s/ George Markowsky
                                         --------------------------------
                                         Name: George Markowsky
                                         Title: Vice President
                                         40 East 52nd Street
                                         New York, New York 10022

                                      COMMITMENT PERCENTAGE:  50%

                      (SIGNATURES CONTINUED ON NEXT PAGE)





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CONSENTED AND AGREED TO:

Telxon Foreign Sales Corp.


By: /s/ Gerald J. Gabriel
   ----------------------
   Name: Gerald J. Gabriel
   Title: Secretary


AIRONET Wireless Communications, Inc.


By: /s/ Kenneth W. Haver
   ---------------------
   Name: Kenneth W. Haver
   Title: Treasurer


Telxon Trading Co., Inc.


By: /s/ Kenneth W. Haver
   ---------------------
   Name: Kenneth W. Haver
   Title: Treasurer


Penright! Corporation


By: /s/ Kenneth W. Haver
   ---------------------
   Name: Kenneth W. Haver
   Title: Treasurer


Metanetics Corporation


By: /s/ Kenneth W. Haver
   ---------------------
   Name: Kenneth W. Haver
   Title: Treasurer


Telxon Products, Inc.


By: /s/ Kenneth W. Haver
   ---------------------
   Name: Kenneth W. Haver
   Title: Treasurer





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